                                                                       Exhibit 3

                                   AGREEMENT
                                   ---------

     This agreement ("Agreement") dated as of this 2oth day of March, 2002 is by and between Alfred R. Camner ("Camner") and Anne W. Solloway ("Solloway").

     WHEREAS, Solloway owns, directly or indirectly, 5,272 shares of BankUnited Financial Corporation Class A Common Stock (the "Class A Stock"):

     WHEREAS, Camner wishes to purchase the 5,272 shares of Class A Stock that Solloway presently owns, and Solloway wishes to sell the 5,272 shares of Class A Stock to Camner;

     WHEREAS, Camner owns, directly or indirectly, more than 5,272 shares of BankUnited Financial Corporation Class B Common Stock (the "Class B Stock");

     NOW THEREFORE, it is agreed as follows:

     1.        Purchase and Sale; Purchase Price; Closing.
               ------------------------------------------

          1.1  Purchase and Sale.  Subject to the terms and conditions set forth
               -----------------
herein, at the Closing (as defined below) Solloway shall sell, assign, transfer and deliver to Camner, and Camner shall purchase from Solloway all of its right, title and interest in and to the 5,272 shares of Class A Stock, (the "Shares"), free and clear of all, liens, claims, charges, pledges, security interests or other encumbrances of any nature whatsoever, excluding any applicable legends or restrictions required by U.S. securities laws ("Liens").

          1.2  Purchase Price. In consideration of the sale, assignment,
               --------------
transfer and delivery of the Shares by Solloway, Camner shall sell, assign, transfer and deliver to Solloway 5,272 shares of Class B Stock, free and clear of all Liens.

          1.3  The Closing.  The consummation of the transactions contemplated
               -----------
by Section 1 of this Agreement (the "Closing") shall take place simultaneously with the execution of this Agreement at the offices of Camner, Lipsitz and Poller, P.A., 550 Biltmore Way, Coral Gables, Florida 33134, or at such other time and place as the parties may mutually agree upon. At the Closing, Solloway shall effect the sale of the Class A Shares to Camner and Camner shall effect the sale of 5,272 shares of Class B Stock to Solloway. At the Closing, Solloway shall effect the sale of the Class A Shares, as herein provided, by delivery to Camner of stock certificates representing the Class A Shares, duly endorsed in blank for transfer and Camner shall effect the purchase of the Class A Shares as herein provided, by delivery to Solloway of stock certificates representing the Class B Stock, duly endorsed in blank for transfer. In addition, at the Closing the parties shall deliver to each other such other documents and instruments as each party may reasonably request from the other party in order to consummate the transactions contemplated herein.

     2.   Restrictions on Transfer or Conversion of Class B Stock by Solloway.
          -------------------------------------------------------------------

          2.1 Except as otherwise provided in this Agreement, Solloway will not sell, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of in any way, including by conversion into Class A Stock, all or any part of any interest in shares of Class B Stock hereafter owned or held by Solloway as a result of this Agreement, unless requested to do so by Camner by written notice and any such sale, assignment, transfer, pledge, hypothecation or other encumbrance or disposition or conversion (into Class A Stock) of Class B Stock by Solloway shall be null and void, and the Company shall notify the Transfer Agent for its securities not to accept or recognize any transfer not in accordance with this Agreement.

          In addition, the certificates may bear such additional legends as Camner may reasonably require to effect this Agreement, including, without limitation, legends required by, or appropriate with respect to the rules and regulation of, any federal, foreign or other securities authorities. After endorsement, the certificates shall be returned Solloway which shall, subject to the terms of this Agreement, otherwise be entitled to exercise all right of ownership of such securities. All certificates for securities that are subject to this Agreement hereafter newly issued or transferred during the term of this Agreement shall bear similar legends.

          2.2  Restrictions in Books and Records.  A copy of this Agreement
               ---------------------------------
shall be provided to the Company which shall maintain copies at its registered and principal offices. The Company and its transfer agent and registrar shall be instructed to restrict transfers of the securities covered hereby and any interest therein to only those transfers expressly permitted hereunder, and not to make any transfers of such securities or any interest therein in any manner inconsistent herewith.

     3.   Miscellaneous.
          -------------

          3.1  Notices.  Any notice, request or other communication required or
               -------
permitted under this Agreement shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, postage prepaid, or sent by facsimile or prepaid overnight courier to the parties at the addresses set forth below their names (or at such other addresses as shall be specified by the parties by like notice).

               If to Camner:

               Mr. Alfred Camner
               BankUnited Financial Corporation
               255 Alhambra Circle
               Coral Gables, Florida 33134

               If to Solloway:

               Mrs. Anne Solloway

               550 Biltmore Way
               Suite 700
               Coral Gables, Florida 33134

          3.2  Further Assurances.  The parties shall deliver any and all other
               ------------------
instruments or documents required to be delivered pursuant to, or necessary or proper in order to give effect to, the provisions of this Agreement, including without limitation, all necessary stock powers and such other instruments of transfer as may be necessary or desirable to transfer ownership of the shares and to consummate the transactions contemplated by this Agreement.

          3.3  Entire Agreement.  This Agreement contains every obligation and
               ----------------
understanding between the parties relating to the subject matter hereof and supercedes all prior discussions, negotiations and agreements, if any, between them, and none of the parties shall be bound by any representations, warranties, covenants, or other understandings, other than as expressly provided or referred to herein.

          3.4  Assignment.  This Agreement shall be binding upon and shall inure
               ----------
to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and permitted assigns. No party hereto may assign this Agreement or any rights hereunder, in whole or in part, except that Buyer may assign this Agreement to any of its Affiliates; provided, however, that any assignee shall assume the assignor's obligations hereunder, and no such assignment shall release the assigning party from its obligations hereunder without the prior written consent of the other parties hereto.

          3.5  Stock Split, Stock Dividend, Recapitalization.  In the event that
               ---------------------------------------------
there is a change (or a record date has been established for a change) in the number or kind of shares of Class A Stock or Class B Stock (together the "Common Stock") issued and outstanding prior to the Closing, as a result of a stock split, stock dividend, recapitalization, reclassification, reorganization or similar transaction with respect to the outstanding Common Stock, then the Common Stock to be purchased and sold by Camner and Solloway and the prices for same shall be similarly adjusted.

          3.6  Waiver and Amendment.  Any representation, warranty, covenant,
               --------------------
term or condition of this Agreement which may legally be waived, may be waived, or the time of performance thereof extended, at any time by the party hereto entitled to the benefit thereof, and any term, condition or covenant hereof may be amended by the parties hereto at any time. Any such waiver, extension or amendment shall be evidenced by an instrument in writing executed on behalf of the appropriate party. No waiver by any party hereto of its rights under any provision of this Agreement shall constitute a waiver of such party's rights under such provisions at any other time or a waiver of such party's rights under any other provision of this Agreement. No failure by any party hereto to take any action against any breach of this Agreement or default by another party shall constitute a waiver of the former party's right to enforce any provision of this Agreement or to take action against such breach or default or any subsequent breach or default by such other party.

          3.7   No Third Party Beneficiary. Nothing expressed or implied in this
                --------------------------
Agreement is intended, or shall be construed, to confer upon or give any Person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

          3.8   Severability.  In the event that any one or more of the
                ------------
provisions contained in this Agreement shall be declared invalid, void or unenforceable, the remainder of the provisions of this Agreement shall remain in full force and effect, and such invalid, void or unenforceable provision shall be interpreted as closely as possible to the manner in which it was written.

          3.9   Expenses.  All expenses (including, without limitation, legal
                --------
fees and expenses, broker and finder fees, and fees and expenses of accountants) incurred by each party in connection with the transactions contemplated hereby will be borne by the party incurring such expense.

          3.10  Headings.  Article titles and headings to sections herein are
                --------
inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

          3.11  Counterparts.  This Agreement may be executed in two
                ------------
counterparts, both of which shall be deemed an original but both of which together shall constitute one and the same instrument.

          3.12  Injunctive Relief.  The parties acknowledge and agree that the
                -----------------
breach or threatened breach of a party's obligations hereunder may result in irreparable damage to the nonbreaching party. Accordingly, the parties agree that in the event of a breach or attempted breach of this Agreement, the nonbreaching party shall be entitled to equitable relief including, without limitation, a temporary restraining order, injunctive relief, specific performance or other equitable remedies in addition to all other remedies provided hereunder or available to the parties hereto at law or in equity.

          3.13  Governing Law.  This Agreement has been entered into and shall
                -------------
be construed and enforced in accordance with the laws of the State of Florida without reference to the choice of law principles thereof.

     IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the day and year first above written.


                                             /s/ Alfred R. Camner
                                             ------------------------
                                             ALFRED R. CAMNER


                                             /s/ Anne W. Solloway
                                             ------------------------
                                             ANNE W. SOLLOWAY

                                   AGREEMENT
                                   ---------

     This agreement ("Agreement") dated as of this 20th day of March, 2002 is by and between Alfred R. Camner ("Camner") and Camner Trust B (the "Trust").

     WHEREAS, the Trust owns, directly or indirectly, 6,012 shares of BankUnited Financial Corporation Class A Common Stock (the "Class A Stock"):

     WHEREAS, Camner wishes to purchase the 6,012 shares of Class A Stock that the Trust presently owns, and the Trust wishes to sell the 6,012 shares of Class A Stock to Camner;

     WHEREAS, Camner owns, directly or indirectly, more than 6,012 shares of BankUnited Financial Corporation Class B Common Stock (the "Class B Stock");

     NOW THEREFORE, it is agreed as follows:

     1.        Purchase and Sale; Purchase Price; Closing.
               ------------------------------------------

          1.1  Purchase and Sale.  Subject to the terms and conditions set forth
               -----------------
herein, at the Closing (as defined below) the Trust shall sell, assign, transfer and deliver to Camner, and Camner shall purchase from the Trust all of its right, title and interest in and to the 6,012 shares of Class A Stock, (the "Shares"), free and clear of all, liens, claims, charges, pledges, security interests or other encumbrances of any nature whatsoever, excluding any applicable legends or restrictions required by U.S. securities laws ("Liens").

          1.2  Purchase Price. In consideration of the sale, assignment,
               --------------
transfer and delivery of the Shares by the Trust, Camner shall sell, assign, transfer and deliver to the Trust 6,012 shares of Class B Stock, free and clear of all Liens.

          1.3  The Closing.  The consummation of the transactions contemplated
               -----------
by Section 1 of this Agreement (the "Closing") shall take place simultaneously with the execution of this Agreement at the offices of Camner, Lipsitz and Poller, P.A., 550 Biltmore Way, Coral Gables, Florida 33134, or at such other time and place as the parties may mutually agree upon. At the Closing, the Trust shall effect the sale of the Class A Shares to Camner and Camner shall effect the sale of 6,012 shares of Class B Stock to the Trust. At the Closing, the Trust shall effect the sale of the Class A Shares, as herein provided, by delivery to Camner of stock certificates representing the Class A Shares, duly endorsed in blank for transfer and Camner shall effect the purchase of the Class A Shares as herein provided, by delivery to the Trust of stock certificates representing the Class B Stock, duly endorsed in blank for transfer. In addition, at the Closing the parties shall deliver to each other such other documents and instruments as each party may reasonably request from the other party in order to consummate the transactions contemplated herein.

     2.   Restrictions on Transfer or Conversion of Class B Stock by the Trust.
          --------------------------------------------------------------------

          2.1 Except as otherwise provided in this Agreement, the Trust will not sell, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of in any way, including by conversion into Class A Stock, all or any part of any interest in shares of Class B Stock hereafter owned or held by the Trust as a result of this Agreement, unless requested to do so by Camner by written notice and any such sale, assignment, transfer, pledge, hypothecation or other encumbrance or disposition or conversion (into Class A Stock) of Class B Stock by the Trust shall be null and void, and the Company shall notify the Transfer Agent for its securities not to accept or recognize any transfer not in accordance with this Agreement.

          In addition, the certificates may bear such additional legends as Camner may reasonably require to effect this Agreement, including, without limitation, legends required by, or appropriate with respect to the rules and regulation of, any federal, foreign or other securities authorities. After endorsement, the certificates shall be returned the Trust which shall, subject to the terms of this Agreement, otherwise be entitled to exercise all right of ownership of such securities. All certificates for securities that are subject to this Agreement hereafter newly issued or transferred during the term of this Agreement shall bear similar legends.

          2.2  Restrictions in Books and Records.  A copy of this Agreement
               ---------------------------------
shall be provided to the Company which shall maintain copies at its registered and principal offices. The Company and its transfer agent and registrar shall be instructed to restrict transfers of the securities covered hereby and any interest therein to only those transfers expressly permitted hereunder, and not to make any transfers of such securities or any interest therein in any manner inconsistent herewith.

     3.   Miscellaneous.
          -------------

          3.1  Notices.  Any notice, request or other communication required or
               -------
permitted under this Agreement shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, postage prepaid, or sent by facsimile or prepaid overnight courier to the parties at the addresses set forth below their names (or at such other addresses as shall be specified by the parties by like notice).

               If to Camner:

               Mr. Alfred Camner
               BankUnited Financial Corporation
               255 Alhambra Circle
               Coral Gables, Florida 33134

               If to the Trust:

               Trustee
               550 Biltmore Way
               Suite 700

               Coral Gables, Florida 33134

          3.2  Further Assurances.  The parties shall deliver any and all other
               ------------------
instruments or documents required to be delivered pursuant to, or necessary or proper in order to give effect to, the provisions of this Agreement, including without limitation, all necessary stock powers and such other instruments of transfer as may be necessary or desirable to transfer ownership of the shares and to consummate the transactions contemplated by this Agreement.

          3.3  Entire Agreement.  This Agreement contains every obligation and
               ----------------
understanding between the parties relating to the subject matter hereof and supercedes all prior discussions, negotiations and agreements, if any, between them, and none of the parties shall be bound by any representations, warranties, covenants, or other understandings, other than as expressly provided or referred to herein.

          3.4  Assignment.  This Agreement shall be binding upon and shall inure
               ----------
to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and permitted assigns. No party hereto may assign this Agreement or any rights hereunder, in whole or in part, except that Buyer may assign this Agreement to any of its Affiliates; provided, however, that any assignee shall assume the assignor's obligations hereunder, and no such assignment shall release the assigning party from its obligations hereunder without the prior written consent of the other parties hereto.

          3.5  Stock Split, Stock Dividend, Recapitalization.  In the event that
               ---------------------------------------------
there is a change (or a record date has been established for a change) in the number or kind of shares of Class A Stock or Class B Stock (together the "Common Stock") issued and outstanding prior to the Closing, as a result of a stock split, stock dividend, recapitalization, reclassification, reorganization or similar transaction with respect to the outstanding Common Stock, then the Common Stock to be purchased and sold by Camner and the Trust and the prices for same shall be similarly adjusted.

          3.6  Waiver and Amendment.  Any representation, warranty, covenant,
               --------------------
term or condition of this Agreement which may legally be waived, may be waived, or the time of performance thereof extended, at any time by the party hereto entitled to the benefit thereof, and any term, condition or covenant hereof may be amended by the parties hereto at any time. Any such waiver, extension or amendment shall be evidenced by an instrument in writing executed on behalf of the appropriate party. No waiver by any party hereto of its rights under any provision of this Agreement shall constitute a waiver of such party's rights under such provisions at any other time or a waiver of such party's rights under any other provision of this Agreement. No failure by any party hereto to take any action against any breach of this Agreement or default by another party shall constitute a waiver of the former party's right to enforce any provision of this Agreement or to take action against such breach or default or any subsequent breach or default by such other party.

          3.7   No Third Party Beneficiary. Nothing expressed or implied in this
                --------------------------
Agreement is intended, or shall be construed, to confer upon or give any Person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

          3.8   Severability.  In the event that any one or more of the
                ------------
provisions contained in this Agreement shall be declared invalid, void or unenforceable, the remainder of the provisions of this Agreement shall remain in full force and effect, and such invalid, void or unenforceable provision shall be interpreted as closely as possible to the manner in which it was written.

          3.9   Expenses.  All expenses (including, without limitation, legal
                --------
fees and expenses, broker and finder fees, and fees and expenses of accountants) incurred by each party in connection with the transactions contemplated hereby will be borne by the party incurring such expense.

          3.10  Headings.  Article titles and headings to sections herein are
                --------
inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

          3.11  Counterparts.  This Agreement may be executed in two
                ------------
counterparts, both of which shall be deemed an original but both of which together shall constitute one and the same instrument.

          3.12  Injunctive Relief.  The parties acknowledge and agree that
                -----------------
the breach or threatened breach of a party's obligations hereunder may result in irreparable damage to the nonbreaching party. Accordingly, the parties agree that in the event of a breach or attempted breach of this Agreement, the nonbreaching party shall be entitled to equitable relief including, without limitation, a temporary restraining order, injunctive relief, specific performance or other equitable remedies in addition to all other remedies provided hereunder or available to the parties hereto at law or in equity.

          3.13  Governing Law.  This Agreement has been entered into and shall
                -------------
be construed and enforced in accordance with the laws of the State of Florida without reference to the choice of law principles thereof.

     IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the day and year first above written.


                                             /s/ Alfred R. Camner
                                             ----------------------------------
                                             ALFRED R. CAMNER


                                             /s/ Alfred R. Camner
                                             ----------------------------------
                                             TRUSTEE

                                   AGREEMENT
                                   ---------

     This agreement ("Agreement") dated as of this 20th day of March, 2002 is by and between Alfred R. Camner ("Camner") and the Alfred R. Camner Irrevocable Trust f/b/o Descendants (the "Trust").

     WHEREAS, the Trust owns, directly or indirectly, 16,352 shares of BankUnited Financial Corporation Class A Common Stock (the "Class A Stock"):

     WHEREAS, Camner wishes to purchase the 16,352 shares of Class A Stock that the Trust presently owns, and the Trust wishes to sell the 16,352 shares of Class A Stock to Camner;

     WHEREAS, Camner owns, directly or indirectly, more than 16,352 shares of BankUnited Financial Corporation Class B Common Stock (the "Class B Stock");

     NOW THEREFORE, it is agreed as follows:

     1.        Purchase and Sale; Purchase Price; Closing.
               ------------------------------------------

          1.1  Purchase and Sale.  Subject to the terms and conditions set forth
               -----------------
herein, at the Closing (as defined below) the Trust shall sell, assign, transfer and deliver to Camner, and Camner shall purchase from the Trust all of its right, title and interest in and to the 16,352 shares of Class A Stock, (the "Shares"), free and clear of all, liens, claims, charges, pledges, security interests or other encumbrances of any nature whatsoever, excluding any applicable legends or restrictions required by U.S. securities laws ("Liens").

          1.2  Purchase Price. In consideration of the sale, assignment,
               --------------
transfer and delivery of the Shares by the Trust, Camner shall sell, assign, transfer and deliver to the Trust 16,352 shares of Class B Stock, free and clear of all Liens.

          1.3  The Closing.  The consummation of the transactions contemplated
               -----------
by Section 1 of this Agreement (the "Closing") shall take place simultaneously with the execution of this Agreement at the offices of Camner, Lipsitz and Poller, P.A., 550 Biltmore Way, Coral Gables, Florida 33134, or at such other time and place as the parties may mutually agree upon. At the Closing, the Trust shall effect the sale of the Class A Shares to Camner and Camner shall effect the sale of 16,352 shares of Class B Stock to the Trust. At the Closing, the Trust shall effect the sale of the Class A Shares, as herein provided, by delivery to Camner of stock certificates representing the Class A Shares, duly endorsed in blank for transfer and Camner shall effect the purchase of the Class A Shares as herein provided, by delivery to the Trust of stock certificates representing the Class B Stock, duly endorsed in blank for transfer. In addition, at the Closing the parties shall deliver to each other such other documents and instruments as each party may reasonably request from the other party in order to consummate the transactions contemplated herein.

     2.   Restrictions on Transfer or Conversion of Class B Stock by the Trust.
          --------------------------------------------------------------------

          2.1 Except as otherwise provided in this Agreement, the Trust will not sell, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of in any way, including by conversion into Class A Stock, all or any part of any interest in shares of Class B Stock hereafter owned or held by the Trust as a result of this Agreement, unless requested to do so by Camner by written notice and any such sale, assignment, transfer, pledge, hypothecation or other encumbrance or disposition or conversion (into Class A Stock) of Class B Stock by the Trust shall be null and void, and the Company shall notify the Transfer Agent for its securities not to accept or recognize any transfer not in accordance with this Agreement.

     In addition, the certificates may bear such additional legends as Camner may reasonably require to effect this Agreement, including, without limitation, legends required by, or appropriate with respect to the rules and regulation of, any federal, foreign or other securities authorities. After endorsement, the certificates shall be returned the Trust which shall, subject to the terms of this Agreement, otherwise be entitled to exercise all right of ownership of such securities. All certificates for securities that are subject to this Agreement hereafter newly issued or transferred during the term of this Agreement shall bear similar legends.

          2.2  Restrictions in Books and Records.  A copy of this Agreement
               ---------------------------------
shall be provided to the Company which shall maintain copies at its registered and principal offices. The Company and its transfer agent and registrar shall be instructed to restrict transfers of the securities covered hereby and any interest therein to only those transfers expressly permitted hereunder, and not to make any transfers of such securities or any interest therein in any manner inconsistent herewith.

     3.   Miscellaneous.
          -------------

          3.1  Notices.  Any notice, request or other communication required or
               -------
permitted under this Agreement shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, postage prepaid, or sent by facsimile or prepaid overnight courier to the parties at the addresses set forth below their names (or at such other addresses as shall be specified by the parties by like notice).

               If to Camner:

               Mr. Alfred Camner
               BankUnited Financial Corporation
               255 Alhambra Circle
               Coral Gables, Florida 33134

               If to the Trust:

               Anne S. Camner, Trustee
               550 Biltmore Way
               Suite 700
               Coral Gables, FL 33134

          3.2  Further Assurances.  The parties shall deliver any and all other
               ------------------
instruments or documents required to be delivered pursuant to, or necessary or proper in order to give effect to, the provisions of this Agreement, including without limitation, all necessary stock powers and such other instruments of transfer as may be necessary or desirable to transfer ownership of the shares and to consummate the transactions contemplated by this Agreement.

          3.3  Entire Agreement.  This Agreement contains every obligation and
               ----------------
understanding between the parties relating to the subject matter hereof and supercedes all prior discussions, negotiations and agreements, if any, between them, and none of the parties shall be bound by any representations, warranties, covenants, or other understandings, other than as expressly provided or referred to herein.

          3.4  Assignment.  This Agreement shall be binding upon and shall inure
               ----------
to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and permitted assigns. No party hereto may assign this Agreement or any rights hereunder, in whole or in part, except that Buyer may assign this Agreement to any of its Affiliates; provided, however, that any assignee shall assume the assignor's obligations hereunder, and no such assignment shall release the assigning party from its obligations hereunder without the prior written consent of the other parties hereto.

          3.5  Stock Split, Stock Dividend, Recapitalization.  In the event that
               ---------------------------------------------
there is a change (or a record date has been established for a change) in the number or kind of shares of Class A Stock or Class B Stock (together the "Common Stock") issued and outstanding prior to the Closing, as a result of a stock split, stock dividend, recapitalization, reclassification, reorganization or similar transaction with respect to the outstanding Common Stock, then the Common Stock to be purchased and sold by Camner and the Trust and the prices for same shall be similarly adjusted.

          3.6  Waiver and Amendment.  Any representation, warranty, covenant,
               --------------------
term or condition of this Agreement which may legally be waived, may be waived, or the time of performance thereof extended, at any time by the party hereto entitled to the benefit thereof, and any term, condition or covenant hereof may be amended by the parties hereto at any time. Any such waiver, extension or amendment shall be evidenced by an instrument in writing executed on behalf of the appropriate party. No waiver by any party hereto of its rights under any provision of this Agreement shall constitute a waiver of such party's rights under such provisions at any other time or a waiver of such party's rights under any other provision of this Agreement. No failure by any party hereto to take any action against any breach of this Agreement or default by another party shall constitute a waiver of the former party's right to enforce any provision of this Agreement or to take action against such breach or default or any subsequent breach or default by such other party.

          3.7   No Third Party Beneficiary.  Nothing expressed or implied in
                --------------------------
this Agreement is intended, or shall be construed, to confer upon or give any Person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

          3.8   Severability.  In the event that any one or more of the
                ------------
provisions contained in this Agreement shall be declared invalid, void or unenforceable, the remainder of the provisions of this Agreement shall remain in full force and effect, and such invalid, void or unenforceable provision shall be interpreted as closely as possible to the manner in which it was written.

          3.9   Expenses.  All expenses (including, without limitation, legal
                --------
fees and expenses, broker and finder fees, and fees and expenses of accountants) incurred by each party in connection with the transactions contemplated hereby will be borne by the party incurring such expense.

          3.10  Headings.  Article titles and headings to sections herein are
                --------
inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

          3.11  Counterparts.  This Agreement may be executed in two
                ------------
counterparts, both of which shall be deemed an original but both of which together shall constitute one and the same instrument.

          3.12  Injunctive Relief.  The parties acknowledge and agree that the
                -----------------
breach or threatened breach of a party's obligations hereunder may result in irreparable damage to the nonbreaching party. Accordingly, the parties agree that in the event of a breach or attempted breach of this Agreement, the nonbreaching party shall be entitled to equitable relief including, without limitation, a temporary restraining order, injunctive relief, specific performance or other equitable remedies in addition to all other remedies provided hereunder or available to the parties hereto at law or in equity.

          3.13  Governing Law.  This Agreement has been entered into and shall
                -------------
be construed and enforced in accordance with the laws of the State of Florida without reference to the choice of law principles thereof.

     IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the day and year first above written.


                                             /s/ Alfred R. Camner
                                             --------------------------
                                             ALFRED R. CAMNER


                                             /s/ Alfred R. Camner
                                             --------------------------
                                             TRUSTEE